UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

CELULARITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Celularity Inc, or Celularity, with the Securities and Exchange Commission, or the SEC, on July 20, 2022, Andrew L. Pecora, M.D., F.A.C.P., resigned as Celularity’s President effective as of August 31, 2022.

On September 21, 2022, Celularity entered into a consulting agreement with Dr. Pecora whereby Dr. Pecora agreed to provide advice to the management regarding Celularity’s clinical development programs for a monthly fee of $10,000. The consulting agreement has a six-month term and will be automatically renewed for one additional six-month term if either party does not provide notice of non-renewal as provided therein.

In addition, on September 21, 2022, Celularity entered into a scientific and clinical advisor agreement with Dr. Pecora effective as of September 1, 2022, whereby Dr. Pecora agreed to serve as co-chair of Celularity’s scientific and clinical advisory board for (i) a monthly fee of $10,000 and (ii) a one-time grant of restricted stock units, or RSUs, having a value of $125,000 on the grant date, which RSUs will vest in four successive equal annual installments from the date of grant. The scientific and clinical advisor agreement has a one year term and may be renewed for successive one year terms upon mutual agreement of the parties.

The foregoing descriptions of the material terms of the consulting agreement and the scientific and clinical advisor agreement are qualified in their entirety by reference to the complete text of such agreements, which Celularity intends to file with the SEC as exhibits to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2022		CELULARITY INC.

	By:	/s/ Keary Dunn
Keary Dunn
Chief Legal Officer